Data as of 5/31/18

Manager's Commentary

Market Review

The Greater China equity markets ended May with positive returns in U.S. Dollar ("USD") terms. The positive returns could mostly be attributed to new economy areas such as consumers, health care and information technology ("IT"), while macro sensitive sectors such as financials and real estate lagged behind over concerns of an economic slowdown and liquidity tightening in mainland China. On a country level, the Taiwan equity market continued to lag Hong Kong and China, as slowing smartphone demand continued to cast a shadow on the Taiwan-based hardware component makers.

Fund Review

The China Fund, Inc. (the "Fund") outperformed its benchmark in May 2018. Stock selection in the consumer discretionary and IT sectors was the main contributor. Among the top contributors was China International Travel Service Limited, a China A-Shares listed, nationwide duty free store operator in China. The company's key growth driver is the rising affluence of the Chinese population and their desire to travel, both within China and around the world. This is a good example of how the Fund utilizes the Shanghai-Hong Kong Stock Connect to buy China A-Shares that complement our other China equity exposure. The Fund typically focuses on names that are difficult to find in stock exchanges outside of China. Another stock that contributed significantly was Globalwafers Co. Ltd., a specialist wafer manufacturer based in Taiwan. We expect the silicon wafer industry to be a sellers' market with steady demand growth, driven by memory demand, and disciplined industry capacity planning. While fundamentals stay solid, the stock has re-rated significantly over the past year and we have been taking some profit on this name.

The top detractors came mainly from the banking sector, including China Merchants Bank Co. Ltd. and China Construction Bank Corporation. The overall Chinese banking sector traded lower in May due to concerns over liquidity tightening and a slowdown in mainland China. However, we believe large banks with a strong deposit base and well-known consumer banking franchises should be able to distinguish themselves during the tough times. Many of the stronger quality names are still trading at attractive valuations, especially compared to their Asian peers.

Outlook

Over the month, the trade conflict between the United States and China again took center stage. In particular, the Untied States has indicated imposing tariffs on a list of imports from China which could include high tech products. There may also be investment restrictions related to acquisitions of industrially significant technology. Again, these announcements reiterated our thesis that this round of trade conflicts is intended to ensure the technology leadership of the Untied States. Therefore, we expect a continuous news flow on the trade topic in the near term, which will likely be a headwind for the Greater China equity market, especially for export-related and macro-sensitive names.

Under such an environment, we believe companies that mainly capture the domestic growth story should continue to benefit. It is also quite encouraging to see good earnings momentum from these areas as well. For example, one area where we continue to find interesting ideas is the consumer sector. We primarily focus on names that can benefit from the rising consumption power of Chinese tourists and consumers, including duty free stores, after school education, e-commerce, leisure and entertainment, and high end consumer brands. Within technology, we take a relatively diversified approach and own names that should benefit from different growth drivers such as internet gaming, smart city, smartphone function upgrade and semiconductor upcycle. At the same time, we are maintaining our long-term conviction names in areas such as environmental protection and infrastructure build-out. These positions are funded by underweights in ex-growth areas such as materials and Taiwan financials.

In Brief
Fund Data
Description	Seeks to achieve longterm capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$385.9
Median Market Cap (in billions)	$15.7
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 5/31/18)
	Fund	Benchmark[1]
One Month	2.04%	1.17%
Three Month	-1.09%	-1.44%
One Year	25.00%	23.01%
Three Year	3.84%	7.76%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 5/31/18)	$24.54 / $22.07

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $20.11
High / Low Market Price	$24.70 / $17.93
Premium/Discount to NAV (as of 5/31/18)	-10.07%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	24,562
Expense Ratio	1.49%

Fund Manager

Christina Chung, CFA, CMA

Lead Portfolio Manager

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended May 31,2018*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	2.04%	-1.09%	4.74%	25.00%	3.84%	10.09%	6.91%	10.79%
Market Price	2.84%	-1.52%	1.94%	25.38%	5.66%	10.94%	7.09%	9.99%
MSCI Golden Dragon Index	1.17%	-1.44%	2.80%	23.01%	7.76%	11.03%	5.96%	—

Calendar Year Returns
	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at May 31, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	38.06%	36.21%
Financials	22.64%	23.24%
Consumer Discretionary	11.28%	8.71%
Industrials	6.19%	5.41%
Real Estate	5.85%	8.21%
Consumer Staples	4.74%	2.52%
Telecom Services	2.57%	3.42%
Energy	2.44%	3.23%
Health Care	1.79%	2.32%
Utilities	1.69%	3.41%
Materials	0.98%	3.30%
Other assets & liabilities	1.77%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	80.16%	79.05%
Hong Kong Red Chips	12.32%	8.05%
Hong Kong 'H' shares	19.87%	19.08%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	2.98%	0.84%
Other Hong Kong securities	44.99%	34.54%
Others	0.00%	16.54%
Taiwan	18.07%	20.95%
Other assets & liabilities	1.77%	0.00%

Top 10 Holdings
TENCENT HOLDINGS LTD (China)	9.48%
ALIBABA GROUP HOLDING LTD (China)	6.95%
TAIWAN SEMIC CO LTD (Taiwan)	6.45%
CHINA CONSTRUCTION BANK CORP (China)	6.25%
SUN HUNG KAI PROPERTIES LTD (H.K.)	3.91%
CHINA MERCHANTS BANK CO LTD (China)	3.58%
AIA GROUP LTD (H.K.)	3.09%
CHINA EVERBRIGHT INTL (China)	2.49%
HK EXCHANGES & CLEARING LTD (H.K.)	2.46%
NANYA TECHNOLOGY CORP (Taiwan)	2.35%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	14.12	13.74
P/B Ratio	1.86	1.68
Issues in Portfolio	52	583
Foreign Holdings (%)	98.23	100.00
Other assets & liabilities (%)	1.77	0.00
Yield (%)	2.20	2.44

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630
12/9/16	12/19/16	12/21/16	1/5/17	$0.46780	$0.46780	—	—
12/8/17	12/18/17	12/19/17	1/4/18	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					38.03
TENCENT HOLDINGS LTD	700	399.20	719,000	36,590,704	9.48
ALIBABA GROUP HOLDING LTD ADR	BABA	198.01	135,464	26,823,227	6.95
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	224.00	3,332,000	24,910,902	6.45
NANYA TECHNOLOGY CORP	2408	99.60	2,724,000	9,055,301	2.35
GLOBALWAFERS CO LTD	6488	593.00	379,000	7,501,193	1.94
MEDIATEK INC	2454	311.50	669,000	6,955,376	1.80
DIGITAL CHINA HOLDINGS LTD	861	5.12	9,305,000	6,073,481	1.57
BAIDU INC ADR	BIDU	242.56	24,101	5,845,939	1.51
ASM PACIFIC TECHNOLOGY LTD	522	103.00	433,500	5,692,167	1.47
FOCUS MEDIA INFORMATION TE A	002027	12.49	2,616,305	5,105,085	1.32
WIN SEMICONDUCTORS CORP	3105	243.50	501,000	4,071,675	1.05
CHUNGHWA PRECISION TEST TECH CO LTD	6510	807.00	138,000	3,716,970	0.96
AAC TECHNOLOGIES HOLDINGS INC	2018	118.10	208,500	3,139,116	0.81
GOLDPAC GROUP LTD	3315	2.23	4,970,000	1,412,904	0.37
Financials					22.63
CHINA CONSTRUCTION BANK CORP	939	7.92	23,898,000	24,128,931	6.25
CHINA MERCHANTS BANK CO LTD	3968	32.30	3,356,500	13,821,033	3.58
AIA GROUP LTD	1299	72.00	1,300,200	11,934,219	3.09
HONG KONG EXCHANGES & CLEARING LTD	388	253.80	293,800	9,505,933	2.46
BANK OF CHINA LTD	3988	4.10	15,500,000	8,101,527	2.10
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	76.90	778,500	7,631,964	1.98
FUBON FINANCIAL HOLDING CO LTD	2881	52.10	2,805,000	4,877,610	1.26
CITIC SECURITIES CO LTD	6030	19.78	1,482,500	3,738,284	0.97
CATHAY FINANCIAL HOLDING CO LTD	2882	53.60	2,030,000	3,631,594	0.94
Consumer Discretionary					11.29
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP ADR	EDU	99.47	67,468	6,711,042	1.74
GALAXY ENTERTAINMENT GROUP LTD	27	69.05	747,000	6,575,604	1.70
CHINA INTERNATIONAL TRAVEL A	601888	67.73	603,932	6,390,301	1.66
QINGLING MOTORS CO LTD	1122	2.62	14,816,000	4,948,614	1.28
BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD	1114	14.66	2,440,000	4,560,108	1.18
MGM CHINA HOLDINGS LTD	2282	22.80	1,536,000	4,464,547	1.16
JD.COM INC ADR	JD	35.18	100,616	3,539,671	0.92
SANDS CHINA LTD	1928	46.95	532,400	3,186,581	0.83
LI & FUNG LTD	494	3.05	8,120,000	3,157,237	0.82
Industrials					6.19
CHINA EVERBRIGHT INTERNATIONAL LTD	257	11.72	6,422,000	9,595,094	2.49
QINGDAO PORT INTERNATIONAL CO LTD	6198	6.27	6,077,000	4,857,448	1.26
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	9.69	3,602,000	4,449,578	1.15
KING SLIDE WORKS CO LTD	2059	438.00	185,000	2,704,471	0.70
AIRTAC INTERNATIONAL GROUP	1590	515.00	133,000	2,286,101	0.59
Real Estate					5.86
SUN HUNG KAI PROPERTIES LTD	16	126.60	934,000	15,074,118	3.91
CHINA OVERSEAS LAND & INVESTMENT LTD	688	26.25	1,622,000	5,427,896	1.41
COUNTRY GARDEN HOLDINGS CO LTD	2007	15.38	1,062,000	2,082,247	0.54
Consumer Staples					4.74
CHINA MENGNIU DAIRY CO LTD	2319	28.50	2,439,000	8,861,516	2.30
WH GROUP LTD	288	8.05	5,726,000	5,876,227	1.52
VINDA INTERNATIONAL HOLDINGS LTD	3331	14.06	1,984,000	3,556,136	0.92
Telecom Services					2.57
CHINA UNICOM HONG KONG LTD	762	10.66	3,660,000	4,973,815	1.29
CHINA MOBILE LTD	941	70.00	356,500	3,181,331	0.82
PCCW LTD	8	4.62	3,006,000	1,770,444	0.46

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Energy					2.44
CHINA OILFIELD SERVICES LTD	2883	8.20	4,768,000	4,984,269	1.29
CHINA PETROLEUM & CHEMICAL CORP	386	7.67	4,552,000	4,450,912	1.15
Health Care					1.79
CSPC PHARMACEUTICAL GROUP LTD	1093	24.55	2,208,000	6,910,380	1.79
Utilities					1.69
BEIJING ENTERPRISES HOLDINGS LTD	392	43.35	591,000	3,266,088	0.85
CHINA RESOURCES POWER HOLDINGS CO LTD	836	16.06	1,582,000	3,238,943	0.84
Materials					0.96
TIANGONG INTERNATIONAL CO LTD	826	1.61	17,970,000	3,688,292	0.96

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-0518